TO SHAREHOLDERS

EV Marathon Growth Fund had a total return of 16.8% during the period from the start of business on September 13, 1994 through August 31, 1995. That return was the result of a rise in net asset value per share to $11.68 from $10.00 on September 13, 1994. It does not include the effect of the Fund's contingent deferred sales charge on certain redeeming shareholders. For comparison, the S&P 500 Stock Index - an unmanaged index of common stocks - had a total return of 23.5% for the same period.

IF CYCLICAL EARNINGS HAVE PEAKED, INVESTORS MAY TURN ONCE AGAIN TO TRADITIONAL GROWTH STOCKS...

While posting strongly positive performance in 1995, growth stocks have nonetheless continued to underperform cyclical stocks for the past several years. Naturally, a strong economy has tended to favor cyclical issues. In addition, the downsizing and restructuring of recent years has enabled large industrial companies to markedly improve their profit picture. That has provided a difficult competitive environment for investors in growth stocks. Recently, however, there have been signs that the picture for growth stocks may brighten.

AFTER A YEAR OF RATE HIKES, THE FEDERAL RESERVE MAY BE POISED TO LOWER RATES...

Throughout the expansion, the Federal Reserve has continued to fight inflation, and those efforts appear to have paid off handsomely. Higher rates, growing global competition and ample labor supply have kept inflation in the 2% range. With inflation posing no immediate threat to economic growth, the Fed started lowering interest rates in early July and has since expressed a bias for still lower rates in the future. A declining interest rate environment has traditionally been beneficial for the growth stock sector, usually resulting in a significant expansion of price earnings multiples.

AN AGING RECOVERY MAY MEAN WEAKER CORPORATE PROFITS, BUT OPPORTUNITIES IN GROWTH STOCKS...

Since the end of World War II, economic expansions in the U.S. have averaged 49 months in duration. The current expansion, dating to March 1991, has now lasted 55 months. Amid concerns that the aging recovery may result in weaker profits for large cap cyclical companies, the growth sector is drawing increasing interest from investors for its consistent earnings growth with less reliance on the economic cycle. Naturally, it is impossible to predict accurately the direction of the economy, and historical performance is no guarantee of future trends.

Still, a focus on high-quality growth stocks has served investors well in the past. We believe EV Marathon Growth Fund will remain well positioned to benefit from a potential market focus on growth stocks and to produce continuing, sound long-term performance.

Sincerely,


/s/ James B. Hawkes
    -----------------------
    James B. Hawkes
    President
    October 20, 1995

MANAGEMENT DISCUSSION

An interview with Peter F. Kiely, Vice President and Portfolio Manager of Growth Portfolio.

Q. PETER, THE FUND HAS HAD STRONGLY POSITIVE RETURNS IN THIS FISCAL YEAR. HOW HAVE YOU STRUCTURED THE PORTFOLIO?

A. As I've reminded shareholders in the past, I tend not to structure the Portfolio around a given economic outlook, unless there is an especially compelling reason to do so. The flavor of the Portfolio remains very company-specific, and once again, the Portfolio's holdings therefore tend to represent a wide range of industries. Financial stocks remain the largest single sector weighting, and these stocks have fared well as interest rates have leveled out. Business products and services constitute another large component of the Portfolio. Innovations in technology are driving many of the restructurings in business today, and many more innovative products appear on the horizon. The Portfolio also owns a number of stocks in the media and leisure segments. The consolidation of the industry suggests that these companies are growing more integrated and will provide a wider array of media and broadcast services.

Q. FINANCIAL STOCKS HAVE BEEN A LARGE PART OF THE PORTFOLIO. WHAT DID YOU FIND ATTRACTIVE ABOUT THE SECTOR?

A. In my view, the financial sector offers significant value at a time when there appears to be anecdotal signs of weakening in the economy. There are suggestions the Fed may lower rates in the near future. While those factors constitute a favorable climate for financial stocks, the primary reason we have owned the financial companies is that they have good growth characterisitcs and good profitability. The fundamentals of the insurance industry, for example, have improved significantly. American International Group and General RE are prominent Portfolio investments.

Q.  WHERE WAS THE PORTFOLIO UNDERWEIGHTED?

A. The Portfolio was underweighted in capital goods and retail stocks. These companies tend to be relatively sensitive to the vagaries of the economy, and therefore tend not to have classic growth characteristics. There are concerns that corporate earnings may be weakening, and, therefore, capital goods providers may experience less demand over the next few quarters. In the retail area, consumers have overextended their credit limits, leaving little room for much more discretionary spending.

Q.  WHAT WERE SOME OF THE FUND'S STRONGER PERFORMERS DURING THE YEAR?

A. Interestingly, the Fund's stronger performers represented a wide spectrum of the economy. Intel, the leading semiconductor company that has thrived amid the surge in personal computer sales, rose nearly 87%. Triton Energy rose 53% on the strength of their discovery of vast reserves of oil and natural gas in Colombia and off the coast of Thailand. And Microsoft, the leading manufacturer of operating system software, increased 49% as the company introduced its Windows 95 product.

Q. FOREIGN COMPANIES CONSTITUTE ABOUT 10% OF THE PORTFOLIO. HAVE YOU MADE A DELIBERATE EFFORT TO EXPAND ABROAD?

A. Actually, no. We've simply found that some of these foreign companies have very strong earnings prospects and should benefit from the economic growth in emerging markets. For example, in the telecom sector, Nokia, of Finland, and L.M. Ericsson, of Sweden, are two major players in the emerging phone markets. A very small percentage of people in the emerging markets have access to phones and these companies are well-positioned to provide equipment and services. Reuters, of the U.K., is a diversified information services company with a promising range of new products in the financial trading and news gathering areas. Astra AB is a Swedish drug company that ranks among the fastest growing pharmaceutical companies in the world.

Q.  IN YOUR VIEW, PETER, WHAT IS THE OUTLOOK FOR GROWTH STOCKS IN THE YEAR
    AHEAD?

A. Following the strong summer rally, the market has turned increasingly choppy in the past month or so. I think that's a function of a growing uncertainty over the strength of the economy and the future trend in earnings. In my view, that provides an ideal opportunity for growth stocks. Companies with consistent earnings growth are likely to find favor with investors in periods of uncertainty. While past trends don't guarantee future results, companies with growing earnings have historically rewarded investors over the long haul. I believe growth stocks should continue to provide good opportunities for patient investors.

------------------------------------------------------
               A CONTINUING EMPHASIS ON
          ABOVE-AVERAGE EARNINGS GROWTH...

     THE PORTFOLIO'S 10 LARGEST HOLDINGS*:

       Company                     Business
Astra AB A ....................... Drugs
American International Group ..... Insurance
Anadarko Petroleum. .............. Oil & natural gas
Triton Energy. ................... Oil & natural gas
General RE Corp .................. Reinsurance
Reuters Holding PLC .............. Business services
Omnicom Group. ................... Advertising
Intel Corp ....................... Semiconductors
CBS, Inc. ........................ Broadcasting
Millipore Corp. .................. Separation Tech.

*The holdings above represent 32% of the Portfolio's
 investments by market value as of 8/31/95.
------------------------------------------------------

[GRAPHIC OMITTED: line chart.]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                   EV MARATHON GROWTH FUND AND THE S & P 500

                From September 30, 1994 through August 31, 1995

------------------------------
CUMULATIVE             Life of
TOTAL RETURN           Fund*
------------------------------
With CDSC              11.8%
Without CDSC           16.8%
------------------------------

EV MARATHON GROWTH FUND
Assumes entire investment was redeemed on 8/31/95 and maximum applicable contingent deferred sales charge (CDSC) was deducted from redemption proceeds.

                 Label                  A                   B
-------------------------------------------------------------------
Label   date                     m. growth                 S&P 500
-------------------------------------------------------------------
 1      9/94+                      10000                   10000
-------------------------------------------------------------------
 2     10/94                       10364                   10209
-------------------------------------------------------------------
 3     11/94                        9970                    9805
-------------------------------------------------------------------
 4     12/94                        9939                    9998
-------------------------------------------------------------------
 5      1/95                        9990                   10241
-------------------------------------------------------------------
 6      2/95                       10394                   10610
-------------------------------------------------------------------
 7      3/95                       10687                   10969
-------------------------------------------------------------------
 8      4/95                       10758                   11275
-------------------------------------------------------------------
 9      5/95                       11010                   11685
-------------------------------------------------------------------
10      6/95                       11364                   12012
-------------------------------------------------------------------
11      7/95                       11616                   12394
-------------------------------------------------------------------
12      8/95                       11798                   12390
-------------------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

*Investment operations commenced on 9/13/94
+Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FUND PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Marathon Growth Fund, and the unmanaged S&P 500 Stock Index.

THE TOTAL RETURN FIGURES

The solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs. The second dollar figure for the Fund reflects the Fund's maximum applicable deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

The dotted line represents the performance of the S&P 500 Stock Index, a broad-based, widely recognized unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                           EV MARATHON GROWTH FUND
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                               August 31, 1995
------------------------------------------------------------------------------
ASSETS:

  Investment in Growth Portfolio (Portfolio),
   at value (Note 1A)                                             $2,195,252
  Receivable from Administrator (Note 6)                              46,134
  Deferred organization expenses (Note 1D)                            30,738
                                                                  ----------
      Total assets                                                $2,272,124

LIABILITIES:
  Payable to affiliates --
    Trustees' fees                                       $    63
    Custodian fee                                            333
  Accrued expenses                                        32,068
                                                         -------
      Total liabilities                                               32,464
                                                                  ----------
NET ASSETS for 191,686 shares of beneficial
 interest outstanding                                             $2,239,660
                                                                  ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $2,032,994
  Accumulated net realized gain on investments                        11,433
  Net unrealized appreciation of investments from
    Portfolio                                                        195,233
                                                                  ----------
      Total net assets                                            $2,239,660
                                                                  ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($2,239,660 / 191,686 shares of beneficial interest
    outstanding)                                                     $11.68
                                                                     ======



    The accompanying notes are an integral part of the financial statements

                            STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                   For the period from the start of business,
                     September 13, 1994, to August 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of
    withholding tax of $289)                                         $  9,037
  Interest income allocated from Portfolio                              1,828
  Expenses allocated from Portfolio                                    (6,425)
                                                                     --------
      Total investment income                                        $  4,440

  Expenses --
    Compensation of Trustees not members of the
    Investment Adviser's organization (Note 6)            $     63
    Custodian fees (Note 6)                                  2,666
    Distribution fees (Note 4)                               6,611
    Printing and postage                                    19,927
    Registration fees                                       15,106
    Legal and accounting services                           10,578
    Amortization of organization expenes (Note 1D)           7,257
    Transfer agent fees                                        990
    Miscellaneous                                            1,523
                                                          --------
      Total expenses                                        64,721
  Deduct allocation of expenses by administrator (Note 6)   46,134
                                                          --------
      Net expenses                                                     18,587
                                                                     --------
        Net investment loss                                          $(14,147)
REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
  Net realized gain on investment transactions
    (identified cost basis)                               $ 18,499
  Change in unrealized appreciation of investments         195,233
                                                          --------
      Net realized and unrealized gain on investments                 213,732
                                                                     --------
        Net increase in net assets resulting from operations         $199,585
                                                                     ========


------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                   For the period from the start of business,
                     September 13, 1994, to August 31, 1995
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                                            $  (14,147)
    Net realized gain from Portfolio                                   18,499
    Unrealized appreciation from Portfolio                            195,233
                                                                   ----------
      Net increase in net assets from operations                   $  199,585
  Net increase in net assets from Fund share transactions (Note 2) $2,040,065
                                                                   ----------
        Net increase in net assets                                 $2,239,650

NET ASSETS:
  At beginning of period                                                   10
                                                                   ----------
  At end of period                                                 $2,239,660
                                                                   ==========


    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
                   For the period from the start of business,
                     September 13, 1994, to August 31, 1995
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)
NET ASSET VALUE -- Beginning of period                                  $10.000
                                                                        -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                                 $(0.074)
    Net realized and unrealized gain on investments                       1.754
                                                                        -------
      Total income from investment operations                           $ 1.680
                                                                        -------
NET ASSET VALUE -- End of period                                        $11.680
                                                                        =======
TOTAL RETURN**                                                           16.80%
RATIOS/SUPPLEMENTAL DATA (As a percentage of average daily net assets)*:
  Expenses(1)                                                            2.82% +
  Net investment loss                                                   (1.59%)+
  NET ASSETS, AT END OF PERIOD (000'S OMITTED)                          $2,240

*The expenses related to the operation of the Fund reflect a preliminary allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                        $ 0.167
RATIOS (to average daily net assets)
  Expenses(1)                                                            8.01% +
  Net investment income                                                 (6.79%)+

(1) Includes the Fund's share of Growth Portfolio's allocated expenses.
 +  Computed on an annualized basis.
** Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.



    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

EV Marathon Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in the Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.64% at August 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

F. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. For tax purposes, commissions paid were charged to paid-in capital prior to November 16, 1994 and subsequently charged to operations. The change in the tax accounting practice was prompted by a recent Internal Revenue Service ruling and has no effect on either the Fund's current yield or total return (Note 5).

G. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

--------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares from the start of business September 13, 1994 to August 31, 1995 were as follows:

                                           SHARES           AMOUNT
                                          --------        -----------
Sales                                      296,114        $ 3,162,410
Issued to shareholders electing to
  receive payment of distribution in
  Fund shares                                 --                --
Redemptions                               (104,429)        (1,122,345)
                                           -------        -----------
    Net increase                           191,685        $ 2,040,065
                                           =======        ===========

--------------------------------------------------------------------------------
(3) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $3,162,410 and $1,185,340 respectively.

--------------------------------------------------------------------------------
(4) DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365th of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid $6,611 to EVD for the period ended August 31, 1995, representing 0.75% (annualized) of average daily net assets. At August 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $79,307.

     In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months, and that payments of these service fees shall commence with the calendar quarter ending December 31, 1995. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

     Certain officers and Trustees of the Fund are officers or directors of EVD.

--------------------------------------------------------------------------------
(5) CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $5,662 of CDSC paid by shareholders for the period ended August 31, 1995.

--------------------------------------------------------------------------------
(6) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Fund, $46,134 of expenses related to the operation of the Fund were allocated to EVM. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Pursuant to their respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances of the Fund or the Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/ trustees of the above organizations.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND TRUSTEES OF
EV MARATHON GROWTH FUND,
  A SERIES OF EATON VANCE GROWTH TRUST:

We have audited the accompanying statement of assets and liabilities of EV Marathon Growth Fund, a series of Eaton Vance Growth Trust, as of August 31, 1995, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from the start of business, September 13, 1994, to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, a series of Eaton Vance Growth Trust, as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, September 13, 1994 to August 31, 1995, in conformity with generally accepted accounting principles.



                                            COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
SEPTEMBER 29, 1995

                               GROWTH PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               AUGUST 31, 1995

--------------------------------------------------------------------------
                             COMMON STOCKS - 98.6%
--------------------------------------------------------------------------
                                                 SHARES         VALUE
--------------------------------------------------------------------------
ADVERTISING - 2.8%
Omnicom Group, Inc.                              60,000      $  3,765,000
  The parent company of DDB Needham                          ------------
  Worldwide and BBDO Worldwide, two full
  service advertising agency networks.

BEVERAGES - 2.4%
PepsiCo, Inc.                                    70,000      $  3,167,500
  Global soft drink producer with                            ------------
  businesses in snack foods and fast food
  restaurants.

BROADCASTING & ENTERTAINMENT - 7.5%
CBS Inc.                                         45,000      $  3,588,750
  Operator of CBS television and radio
  networks and owner of 5 TV and 21 radio
  stations.
Liberty Media Group Class A*                     43,750         1,162,109
  Stock represents participation in
  programming assets of
  TeleCommunications, Inc., including
  sports, general entertainment and
  electronic retailing, as well as
  investments in cable television systems.
Seagram Co. Ltd.                                 80,000         2,960,000
  A leading global producer and marketer
  of liquor which acquired 80% of MCA,
  Inc., a major factor in the
  entertainment industry.
Tele-Communications, Inc. Class A*              130,000         2,396,875
  The largest operator of cable television
  systems in the U.S.
                                                             ------------
                                                             $ 10,107,734
                                                             ------------
BUSINESS PRODUCTS AND SERVICES - 6.5%
Danka Business Systems PLC ADR                   50,000      $  1,512,500
  Independent distributor of automated
  equipment, principally photocopiers, and
  related service contracts.
Reuters Holdings PLC                             80,000         4,190,000
  Worldwide provider of proprietary
  financial data and information.
Xerox Corp.                                      25,000         3,018,750
  The dominant producer of high end
  document processing machines.
                                                             ------------
                                                             $  8,721,250
                                                             ------------
CHEMICALS - 3.9%
Great Lakes Chemical Corp.                       40,000      $  2,645,000
  Specialty chemical manufacturer of a
  wide range of products including flame
  retardants, water treatments and fuel
  additives.
Loctite Corp.                                    55,000         2,640,000
  Manufacturer of adhesives for consumer
  and industrial markets.
                                                             ------------
                                                             $  5,285,000
                                                             ------------
COMPUTER EQUIPMENT AND SERVICES - 7.8%
Automatic Data Processing, Inc.                  40,000      $  2,600,000
  The leading independent computing and
  payroll processing services firm in the
  U.S.
Block (H. & R.) Inc.                             50,000         1,950,000
  Provider of individual tax preparation
  services and computer services, led by
  CompuServe's consumer online services,
  both in the US and abroad.
Compaq Computer Corp.*                           60,000         2,865,000
  The leading worldwide manufacturer of
  desktop and portable computers and PC
  servers.
General Motors Corp. Class E                     65,000         3,030,625
  Stock represents participation in the
  Electronic Data Systems Division of
  General Motors. EDS designs, installs
  and operates data processing and
  communications systems for GM and other
  customers.
                                                             ------------
                                                             $ 10,445,625
                                                             ------------
DRUGS & HEALTH CARE SERVICES - 6.9%
Astra AB A Free Shares*                         175,000      $  5,801,793
  Swedish based international
  pharmaceutical firm with drugs for the
  control of ulcers and asthma.
Sofamor Danek Group, Inc.*                      140,000         3,465,000
  The dominant supplier of spinal implant
  devices used in surgical treatment of
  spinal diseases and deformities.
                                                             ------------
                                                             $  9,266,793
                                                             ------------
ELECTRONIC INSTRUMENTATION - 2.6%
Millipore Corp.                                 100,000      $  3,487,500
  Products use membrane separations                          ------------
  technology to analyze and purify fluids
  for a variety of high tech industries.

FINANCIAL SERVICES - 8.6%
Federal National Mortgage Association            30,000      $  2,861,250
  U.S. Government sponsored mortgage
  lender and provider of secondary
  mortgage market.
Franklin Resources Inc.                          50,000         2,750,000
  Provides investment management and
  related services to a family of equity
  and fixed income mutual funds.
MBNA Corp.                                       80,000         2,840,000
  Dominant issuer of MasterCard/Visa
  credit cards to affinity groups.
MGIC Investment Corp. Wisc.                      55,000         3,080,000
  The leading provider of private mortgage
  insurance coverage to U.S. banks and
  other mortgage suppliers.
                                                             ------------
                                                             $ 11,531,250
                                                             ------------
HOTELS AND RESTAURANTS - 2.0%
Circus Circus Enterprises, Inc.*                 80,000      $  2,620,000
  Major operator of theme related gaming                     ------------
  facilities including 10 casino-hotels in
  Nevada.

HOUSEHOLD PRODUCTS - 2.2%
Gillette Co.                                     70,000      $  2,922,500
  A global company with internationally                      ------------
  recognized brands in razors and blades,
  small appliances, cosmetics, dental and
  other consumer products.

INSURANCE - 10.3%
Allstate Corp.                                   60,000      $  2,032,500
  Leading underwriter of automotive and
  homeowners insurance as well as a life
  insurance carrier.
American International Group, Inc.               60,000         4,837,500
  One of the world's leading insurance
  companies, operating in 130 countries.
General Re Corp.                                 29,000         4,310,125
  Dominant reinsurance company in the US
  which has recently substantially
  increased its business by acquiring a
  European reinsurer.
Progressive Corp., Inc.                          60,000         2,662,500
  Underwriter of non-standard automobile
  and other specialty personal lines of
  insurance.
                                                             ------------
                                                             $ 13,842,625
                                                             ------------
MACHINERY - 2.1%
Illinois Tool Works Inc.                         45,000      $  2,756,250
  Manufacturer of industrial components                      ------------
  and other specialty products and
  equipment.

METALS & MINING - 4.3%
Freeport McMoRan Copper & Gold, Inc.            100,000      $  2,337,500
  Operator of third largest copper mine in
  the world with world's largest gold
  reserves.
Nucor Corp.                                      70,000         3,430,000
  Fourth largest US steel company and
  largest US minimill.
                                                             ------------
                                                             $  5,767,500
                                                             ------------
OIL - 7.1%
Anadarko Petroleum Corp.                        100,000      $  4,775,000
  Leading independent natural gas and
  crude oil production company.
Triton Energy Corp.                              90,000         4,770,000
  Independent oil and gas producer with
  major developments in Columbia and
  Thailand.
                                                             ------------
                                                             $  9,545,000
                                                             ------------
PAPER & FOREST PRODUCTS - 2.0%
Rayonier Inc.                                    70,000      $  2,686,250
  Major producer of cellulose pulp, used                     ------------
  to make textiles and plastic, logs and
  wood products and owner of extensive
  timberland acreage in the US and New
  Zealand.

PHOTOGRAPHY - 1.7%
Eastman Kodak Co.                                40,000      $  2,305,000
  Largest producer of photographic                           ------------
  products in the world.

PUBLISHING - 2.1%
McGraw Hill Inc.                                 35,000      $  2,756,250
  Supplies informational products and                        ------------
  services for businesses, education and
  industry through a broad  range of media.

RETAILING - 1.9%
Home Depot, Inc.                                 65,000      $  2,591,875
  A chain of do-it-yourself warehouse                        ------------
  style stores.

SEMICONDUCTORS - 8.8%
Intel Corp.                                      60,000      $  3,682,500
  A manufacturer of semiconductors and
  other microcomputer components and
  systems which comprise the heart of the
  personal computer.
MEMC Electronic Materials, Inc.*                 70,000         2,152,500
  Worldwide producer of silicon wafers
  used in the production of
  semiconductors.
Motorola Inc.                                    42,000         3,139,500
  A leading supplier of semiconductors and
  two-way radios, paging equipment, and
  cellular mobile telephone systems.
National Semiconductor Corp.*                   100,000         2,825,000
  Leading manufacturer of a broad line of
  semiconductors for applications in
  communications, computer systems,
  automotive and industrial products.
                                                             ------------
                                                             $ 11,799,500
                                                             ------------
TELECOMMUNICATIONS EQUIPMENT  - 4.8%
Ericsson LM Telephone Co. Class B               100,000      $  2,137,500
  Dominant producer in the cellular
  infrastructure market with a growing
  share of the handset market, based in
  Sweden.
General Instrument Corp.*                        70,000         2,555,000
  Major supplier of broadband (cable)
  communications systems and equipment
  including satellite TV equipment.
Nokia Corp.                                      25,000         1,734,375
  Finland based telecommunications company
  with global presence in cellular
  infrastructure equipment and hand sets.
                                                             ------------
                                                             $  6,426,875
                                                             ------------
MISCELLANEOUS - 0.3%                                         $    379,750
                                                             ------------
    TOTAL COMMON STOCKS
     (IDENTIFIED COST, $106,160,346)                         $132,177,027
                                                             ------------

--------------------------------------------------------------------------
                     SHORT-TERM OBLIGATION - 2.1%
--------------------------------------------------------------------------
                                            FACE AMOUNT
                                          (000 OMITTED)        VALUE
--------------------------------------------------------------------------
Melville Corp., 5.84s, 9/1/95                     2,772      $  2,772,000
                                                             ------------
    TOTAL SHORT-TERM OBLIGATION, AT
      AMORTIZED COST                                         $  2,772,000
                                                             ------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $108,932,346)                        $134,949,027

    OTHER ASSETS, LESS LIABILITIES  - (0.7%)                 $   (946,427)
                                                             ------------
    NET ASSETS  - 100%                                       $134,002,600
                                                             ============
*Non-income producing security.


                 The accompanying notes are an integral part
                         of the financial statements

                              FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                                August 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
   $108,932,346)                                                $134,949,027
  Cash                                                                18,906
  Receivable for investments sold                                    938,769
  Dividends receivable                                               103,945
  Deferred organization expenses (Note 1C)                            12,834
                                                                ------------
      Total assets                                              $136,023,481

LIABILITIES:
  Payable for investments purchased                 $2,006,727
  Payable to affiliates --
    Trustees' fee                                        3,250
    Custodian fee                                        4,088
  Accrued expenses                                       6,816
                                                    ----------
      Total liabilities                                            2,020,881
                                                                ------------
NET ASSETS applicable to investors' interest in Portfolio       $134,002,600
                                                                ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals                                                  $107,985,919
  Unrealized appreciation of investments (computed
   on the basis of identified cost)                               26,016,681
                                                                ------------
      Total                                                     $134,002,600
                                                                ============



   The accompanying notes are an integral part of the financial statements

                            STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                       For the year ended August 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends (net of withholding tax of $29,332)                 $ 1,451,591
    Interest                                                          312,131
                                                                  -----------
        Total income                                              $ 1,763,722
  Expenses --
    Investment adviser fee (Note 2)                 $   786,194
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 2)          9,399
    Custodian fee (Note 2)                               80,036
    Legal and accounting services                        33,079
    Amortization of organization expenses (Note 1C)       3,218
    Miscellaneous                                         5,092
                                                    -----------
      Total expenses                                                  917,018
                                                                  -----------
        Net investment income                                     $   846,704

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)                          $ 1,358,348
  Change in unrealized appreciation of investments   16,976,967
                                                    -----------
      Net realized and unrealized gain on
       investments                                                $18,335,315
                                                                  -----------
        Net increase in net assets from operations                $19,182,019
                                                                  ===========


   The accompanying notes are an integral part of the financial statements

                       STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                  FOR THE YEAR ENDED AUGUST 31,
                                                  -----------------------------
                                                        1995            1994*
                                                    ------------   ------------
INCREASE IN NET ASSETS:
  From operations --
    Net investment income                           $    846,704   $     69,589
    Net realized gain on investment transactions       1,358,348      1,063,482
    Change in unrealized appreciation
      of investments                                  16,976,967      2,595,384
                                                    ------------   ------------
      Increase in net assets from operations        $ 19,182,019   $  3,728,455
                                                    ------------   ------------
  Capital transactions --
    Contributions                                   $ 48,765,499   $140,348,725
    Withdrawals                                      (65,480,787)   (12,641,351)
                                                    ------------   ------------
      Increase (decrease) in net assets
        resulting from capital transactions         $(16,715,288)  $127,707,374
                                                    ------------   ------------
        Total increase in net assets                $  2,466,731   $131,435,829

NET ASSETS:
  At beginning of year                               131,535,869        100,040
                                                    ------------   ------------
  At end of year                                    $134,002,600   $131,535,869
                                                    ============   ============

* For the period from the start of business, August 2, 1994, to August 31, 1994.


--------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------
                                                       YEAR ENDED AUGUST 31,
                                                       ---------------------
                                                         1995        1994*
                                                       --------    --------
RATIOS (As a percentage of average daily net assets):
  Expenses                                               0.73%       0.73%+
  Net investment income                                  0.67%       0.66%+

PORTFOLIO TURNOVER                                         84%          4%


+ Computed on an annualized basis.
* For the period from the start of business, August 2, 1994, to August 31, 1994.



   The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 1995

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on August 2, 1994. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on August 2, 1994, with the acquisition of investments with a value of $127,122,709, including unrealized appreciation of $6,444,330 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations are valued at amortized cost, which approximates value. Foreign securities held by the Fund are valued in U.S. dollars at the current exchange rate.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

D. LEGAL FEES -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are added to the cost of the investment.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets. For the year ended August 31, 1995, the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $786,194. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1995 no significant amounts have been deferred.

--------------------------------------------------------------------------------
(3) PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, other than short-term obligations, aggregated $101,814,016 and $107,452,323, respectively.

--------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned at August 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $108,932,346
                                                                 ============
Gross unrealized appreciation                                    $ 26,902,721
Gross unrealized depreciation                                        (886,040)
                                                                 ------------
    Net unrealized appreciation                                  $ 26,016,681
                                                                 ============

--------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period. At August 31, 1995, the Fund did not have an outstanding balance pursuant to the line of credit.

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Growth Portfolio, including the portfolio of investments, as of August 31, 1995, the related statements of operations for the year then ended, and the changes in net assets and supplementary data for the year then ended and for the period from August 2, 1994 (start of business) to August 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of August 31, 1995, the results of its operations, for the year then ended, and the changes in its net assets and supplementary data for the year then ended and for the period from August 2, 1994 (start of business) to August 31, 1994, in conformity with generally accepted accounting principles.


                                                COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
SEPTEMBER 29, 1995

                             INVESTMENT MANAGEMENT

EV MARATHON            OFFICERS                    INDEPENDENT TRUSTEES
GROWTH FUND
24 Federal Street      JAMES B. HAWKES             DONALD R. DWIGHT
Boston, MA 02110       President, Trustee          President, Dwight Partners, Inc.
                                                     Chairman, Newspapers of
                       LANDON T. CLAY                New England, Inc.
                       Vice President, Trustee
                                                   SAMUEL L. HAYES, III
                       M. DOZIER GARDNER           Jacob H. Schiff Professor of
                       Vice President              Investment Banking,
                                                   Harvard University Graduate School of
                       WILLIAM D. BURT             Business Administration
                       Vice President
                                                   NORTON H. REAMER
                       BARCLAY TITTMANN            President and Director, United Asset
                       Vice President              Management Corporation

                       JAMES L. O'CONNOR           JOHN L. THORNDIKE
                       Treasurer                   Vice President and Director,
                                                   Fiduciary Company Incorporated
                       THOMAS OTIS
                       Secretary                   JACK L. TREYNOR
                                                   Investment Adviser and Consultant
                       -----------------------------------------------------------------
GROWTH                 OFFICERS                    INDEPENDENT TRUSTEES
PORTFOLIO
24 Federal Street      JAMES B. HAWKES             DONALD R. DWIGHT
Boston, MA 02110       President, Trustee          President, Dwight Partners, Inc.
                                                     Chairman, Newspapers of
                       LANDON T. CLAY                New England, Inc.
                       Vice President, Trustee
                                                   SAMUEL L. HAYES, III
                       M. DOZIER GARDNER           Jacob H. Schiff Professor of
                       Vice President              Investment Banking,
                                                   Harvard University Graduate School of
                       PETER F. KIELY              Business Administration
                       Vice President and
                       Portfolio Manager           NORTON H. REAMER
                                                   President and Director, United Asset
                       JAMES L. O'CONNOR           Management Corporation
                       Treasurer
                                                   JOHN L. THORNDIKE
                       THOMAS OTIS                 Vice President and Director,
                       Secretary                   Fiduciary Company Incorporated

                                                   JACK L. TREYNOR
                                                   Investment Adviser and Consultant

INVESTMENT ADVISER OF
GROWTH PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV MARATHON GROWTH FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104





This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

                        M-GFSRC




[LOGO]
EV MARATHON
GROWTH
FUND


ANNUAL
SHAREHOLDER REPORT
AUGUST 31, 1995